ATHENA BEHAVIORAL TACTICAL FUND
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUND — 97.1%
	EQUITY - 97.1%
496,000	ProShares Ultra Russell2000 (Cost $22,353,597)	$ 21,680,160

	SHORT-TERM INVESTMENTS — 3.0%
	MONEY MARKET FUNDS - 3.0%
33,125	Fidelity Treasury Portfolio, Class I, 4.26%(a)	33,125
643,879	First American Treasury Obligations Fund, Class X, 4.31%(a)	643,879
	TOTAL MONEY MARKET FUNDS (Cost $677,004)	677,004

	TOTAL SHORT-TERM INVESTMENTS (Cost $677,004)	677,004

	TOTAL INVESTMENTS - 100.1% (Cost $23,030,601)	$ 22,357,164
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(25,409)
	NET ASSETS - 100.0%	$ 22,331,755

(a)	Rate disclosed is the seven day effective yield as of January 31, 2025.